Quarterly Holdings Report
for
Fidelity® International High Dividend ETF
July 31, 2021
IHD-QTLY-0921
1.9885309.103

Schedule of Investments July 31, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.4%
	Shares	Value
AUSTRALIA – 6.7%
Coles Group Ltd.	13,270	$ 170,599
Commonwealth Bank of Australia	19,970	1,462,757
Computershare Ltd.	15,976	183,193
Fortescue Metals Group Ltd.	12,160	222,651
QBE Insurance Group Ltd.	139,508	1,116,719
Sonic Healthcare Ltd.	12,834	377,534
Wesfarmers Ltd.	7,112	319,620
Woodside Petroleum Ltd.	91,685	1,476,581
TOTAL AUSTRALIA		5,329,654
BERMUDA – 3.4%
Hongkong Land Holdings Ltd.	540,325	2,453,075
Jardine Matheson Holdings Ltd.	4,982	296,130
TOTAL BERMUDA		2,749,205
CANADA – 11.4%
Emera, Inc.	34,957	1,629,469
Enbridge, Inc.	67,444	2,657,024
Finning International, Inc.	22,982	593,903
Great-West Lifeco, Inc.	45,577	1,370,578
Manulife Financial Corp.	63,593	1,228,713
Nutrien Ltd.	3,389	201,383
Power Corp. of Canada	46,181	1,473,086
TOTAL CANADA		9,154,156
DENMARK – 1.0%
Novo Nordisk A/S Class B	4,319	399,340
Pandora A/S	3,143	406,848
TOTAL DENMARK		806,188
FINLAND – 0.5%
Nokian Renkaat Oyj	7,998	337,252
Orion Oyj Class B	2,511	106,864
TOTAL FINLAND		444,116
FRANCE – 9.6%
Bouygues S.A.	8,713	335,683
Cie Generale des Etablissements Michelin SCA	2,126	347,143
Danone S.A.	2,614	192,366
Kering S.A.	519	465,388
Klepierre S.A.	122,932	2,981,051
Sanofi	3,101	319,472
Schneider Electric SE	3,444	577,054
TOTAL S.A.	57,298	2,493,542
TOTAL FRANCE		7,711,699
GERMANY – 3.7%
Allianz SE	5,175	1,288,667
BASF SE	2,054	161,288

	Shares	Value

Bayer AG	3,391	$ 202,218
Bayerische Motoren Werke AG	4,061	403,927
SAP SE	2,342	335,590
Siemens AG	3,445	537,515
TOTAL GERMANY		2,929,205
HONG KONG – 3.9%
BOC Hong Kong Holdings Ltd.	341,500	1,098,608
Power Assets Holdings Ltd.	313,000	2,021,901
TOTAL HONG KONG		3,120,509
ITALY – 3.5%
Assicurazioni Generali SpA	50,044	999,915
Enel SpA	194,931	1,798,340
TOTAL ITALY		2,798,255
JAPAN – 19.0%
Astellas Pharma, Inc.	16,300	258,275
Bridgestone Corp.	7,300	319,271
Canon, Inc.	10,400	236,570
Daito Trust Construction Co. Ltd.	24,400	2,854,633
Eisai Co. Ltd.	3,500	286,474
Honda Motor Co. Ltd.	11,600	369,192
Japan Tobacco, Inc.	9,700	189,139
KDDI Corp.	67,200	2,040,186
Keyence Corp.	600	332,064
Kirin Holdings Co. Ltd.	9,000	164,009
Kyocera Corp.	3,500	214,847
Mitsubishi Corp.	19,300	538,466
Mitsubishi Heavy Industries Ltd.	14,500	415,380
Mitsubishi UFJ Financial Group, Inc.	228,400	1,203,913
Mitsui & Co. Ltd.	25,500	580,749
Otsuka Holdings Co. Ltd.	6,100	241,110
Shimizu Corp.	58,300	426,559
Showa Denko KK	8,600	245,267
SoftBank Corp.	143,800	1,873,003
Subaru Corp.	12,900	251,653
Sumitomo Corp.	32,300	436,455
Sumitomo Mitsui Financial Group, Inc.	31,504	1,060,659
Toyota Motor Corp.	7,567	676,031
TOTAL JAPAN		15,213,905
NETHERLANDS – 0.9%
ASML Holding N.V.	767	581,176
Koninklijke Ahold Delhaize N.V.	5,433	168,760
TOTAL NETHERLANDS		749,936
NORWAY – 0.2%
Mowi ASA	5,704	145,395
TOTAL NORWAY		145,395

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Common Stocks – continued
	Shares	Value
SINGAPORE – 3.7%
Oversea-Chinese Banking Corp. Ltd.	142,132	$ 1,291,059
Singapore Telecommunications Ltd.	863,500	1,447,563
Singapore Telecommunications Ltd.	22,600	37,886
Venture Corp. Ltd.	11,500	161,532
TOTAL SINGAPORE		2,938,040
SOUTH AFRICA – 0.0%
Thungela Resources Ltd. (a)	418	1,295
TOTAL SOUTH AFRICA		1,295
SPAIN – 8.3%
ACS Actividades de Construccion y Servicios S.A.	14,807	389,088
Banco Bilbao Vizcaya Argentaria S.A.	194,723	1,249,413
Banco Santander S.A.	330,960	1,211,696
Enagas S.A.	77,042	1,768,659
Telefonica S.A.	440,498	2,019,375
TOTAL SPAIN		6,638,231
SWEDEN – 2.2%
Securitas AB Class B	34,983	617,196
Svenska Handelsbanken AB	98,228	1,108,534
TOTAL SWEDEN		1,725,730
SWITZERLAND – 5.8%
ABB Ltd.	19,213	702,336
Clariant AG (a)	4,902	101,902
Nestle S.A.	4,520	572,543
Novartis AG	5,435	503,021
Roche Holding AG	1,565	604,985
UBS Group AG	69,937	1,152,884
Zurich Insurance Group AG	2,559	1,032,861
TOTAL SWITZERLAND		4,670,532
UNITED KINGDOM – 15.6%
Anglo American PLC	4,187	185,732
AstraZeneca PLC	3,318	381,418
Avast PLC (b)	19,152	154,442
BAE Systems PLC	50,880	407,469
Berkeley Group Holdings PLC	5,536	372,919
BHP Group PLC	5,426	175,324

	Shares	Value

BP PLC	645,591	$ 2,595,853
British American Tobacco PLC	5,237	195,174
GlaxoSmithKline PLC	14,644	288,668
HSBC Holdings PLC	259,133	1,431,956
Imperial Brands PLC	5,672	121,603
Legal & General Group PLC	294,737	1,071,185
National Grid PLC	156,757	2,014,050
RELX PLC	15,702	461,513
Rio Tinto PLC	2,231	189,245
Spectris PLC	3,118	154,764
The Sage Group PLC	16,773	163,616
Unilever PLC	4,724	272,638
Vodafone Group PLC	1,129,150	1,823,927
TOTAL UNITED KINGDOM		12,461,496
TOTAL COMMON STOCKS (Cost $75,352,804)		79,587,547
Money Market Fund – 0.2%

Fidelity Cash Central Fund, 0.06% (c) (Cost $201,409)	201,369	201,409
TOTAL INVESTMENT IN SECURITIES – 99.6% (Cost $75,554,213)		79,788,956
NET OTHER ASSETS (LIABILITIES) (d) – 0.4%		290,354
NET ASSETS – 100.0%		$ 80,079,310

Categorizations in the Schedule of Investments are based on country or territory of incorporation.
Legend
(a)	Non-income producing.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $154,442 or 0.2% of net assets.
(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.
(d)	Includes $28,512 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
ICE MSCI EAFE Index Contracts (United States)	4	September 2021	$463,880	$(1,860)	$(1,860)
Quarterly Report	3

The notional amount of futures purchased as a percentage of Net Assets is 0.6%
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35
Fidelity Securities Lending Cash Central Fund	1,666
Total	$1,701
Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$ 10,119	$2,945,080	$2,753,790	$-	$-	$201,409	0.0%
Fidelity Securities Lending Cash Central Fund, 0.06%	933,300	3,395,777	4,329,077	-	-	-	0.0%
Total	$943,419	$6,340,857	$7,082,867	$-	$-	$201,409
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 – quoted prices in active markets for identical investments: Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
4	Quarterly Report

Schedule of Investments (Unaudited)–continued
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	5

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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6	Quarterly Report